UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2019

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

(a) & (b) Voting Results for 2019 Annual Meeting

On April 23, 2019, First Horizon held its annual meeting of shareholders. At the annual meeting, three vote items were acted upon by the shareholders. The number of votes cast for or against as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth in the tables below. All vote data is shown rounded to the nearest whole share.

Vote Item 1: Election of Directors

Outcome: All nominees were elected

Nominee	For	Against	Abstain	Broker Non-vote
Kenneth A. Burdick	260,163,868	1,489,195	279,348	32,272,468
John C. Compton	242,585,090	19,083,380	263,941	32,272,468
Wendy P. Davidson	260,606,502	1,052,869	273,040	32,272,468
Mark A. Emkes	241,300,602	20,434,104	197,705	32,272,468
Peter N. Foss	259,931,876	1,738,242	262,294	32,272,468
Corydon J. Gilchrist	243,953,084	17,714,689	264,639	32,272,468
D. Bryan Jordan	241,582,882	19,828,104	521,426	32,272,468
Scott M. Niswonger	244,823,891	16,848,261	260,260	32,272,468
Vicki R. Palmer	241,366,085	20,378,002	188,325	32,272,468
Colin V. Reed	240,587,432	21,087,629	257,351	32,272,468
Cecelia D. Stewart	259,617,963	2,126,278	188,170	32,272,468
Rajesh Subramaniam	259,525,490	2,113,817	293,105	32,272,468
R. Eugene Taylor	259,295,018	2,439,395	197,999	32,272,468
Luke Yancy III	240,734,314	20,545,405	652,693	32,272,468

Vote Item 2: Advisory Resolution to Approve Executive Compensation

Outcome: Approved

Details	For	Against	Abstain	Broker Non-vote
Advisory resolution to approve compensation of certain executive officers as described in the 2019 Proxy Statement	253,408,822	6,950,603	1,572,986	32,272,468

Vote Item 3: Ratification of Appointment of Auditors

Outcome: Ratified

Auditor	For	Against	Abstain	Broker Non-vote
KPMG LLP	277,911,176	15,941,756	351,947	0

(c) & (d) Not applicable.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: April 24, 2019	By:	/s/ Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary

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